Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

1st Quarter Ended March 31, 2014

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran	Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•	Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 28 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,		$	%
	2014	2013	Better/(Worse)	Better/(Worse)

HIGHLIGHTS
Gross premiums written	$901,393	$837,081	$64,312	7.7%
Net premiums written	771,614	695,052	76,562	11.0%
Net premiums earned	530,285	463,228	67,057	14.5%
Underwriting income	106,937	68,685	38,252	55.7%
Operating income	129,857	84,168	45,689	54.3%
Net income	176,972	158,992	17,980	11.3%

Total shareholders’ equity	3,616,678	3,431,963	184,715	5.4%
Cash flows provided by operating activities	303,096	13,569	289,527	2133.7%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$5.33	$4.59	$0.74	16.1%
Operating income	$3.91	$2.43	$1.48	60.9%
Diluted earnings per share
Net income	$5.23	$4.49	$0.74	16.5%
Operating income	$3.84	$2.38	$1.46	61.3%

Book value per share	$109.90	$99.11	$10.79	10.9%
Diluted book value per share	$107.05	$96.50	$10.55	10.9%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	19.8%	18.8%		1.0 pts
Annualized ROAE, operating income	14.6%	10.0%		4.6 pts
Financial statement portfolio return	1.2%	1.3%		(0.1) pts

GAAP Ratios
Loss and loss expense ratio	51.9%	55.1%		3.2 pts
Acquisition cost ratio	12.8%	12.2%		(0.6) pts
General and administrative expense ratio	15.2%	17.8%		2.6 pts

Expense ratio	28.0%	30.0%		2.0 pts

Combined ratio	79.9%	85.1%		5.2 pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Three Months Ended

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013
Revenues
Gross premiums written	$901,393	$555,490	$580,893	$765,200	$837,081	$901,393	$837,081
Net premiums written	$771,614	$391,130	$453,077	$581,222	$695,052	$771,614	$695,052

Net premiums earned	$530,285	$524,561	$510,773	$507,271	$463,228	$530,285	$463,228
Net investment income	47,619	47,270	39,271	37,635	33,388	47,619	33,388
Net realized investment gains (losses)	54,205	67,599	27,487	(115,198)	79,637	54,205	79,637

Total revenues	$632,109	$639,430	$577,531	$429,708	$576,253	$632,109	$576,253

Expenses
Net losses and loss expenses	$275,286	$315,966	$276,970	$275,128	$255,178	$275,286	$255,178
Acquisition costs	67,722	66,257	65,114	64,617	56,685	67,722	56,685
General and administrative expenses	80,340	100,467	88,553	80,585	82,680	80,340	82,680
Amortization of intangible assets	633	633	633	634	633	633	633
Interest expense	14,534	14,094	14,094	14,188	14,134	14,534	14,134
Foreign exchange loss	49	658	4,353	490	2,518	49	2,518

Total expenses	$438,564	$498,075	$449,717	$435,642	$411,828	$438,564	$411,828

Income (loss) before income taxes	$193,545	$141,355	$127,814	$(5,934)	$164,425	$193,545	$164,425
Income tax expense (benefit)	16,573	3,448	4,971	(4,072)	5,433	16,573	5,433

Net income (loss)	$176,972	$137,907	$122,843	$(1,862)	$158,992	$176,972	$158,992

GAAP Ratios
Loss and loss expense ratio	51.9%	60.2%	54.2%	54.2%	55.1%	51.9%	55.1%
Acquisition cost ratio	12.8%	12.6%	12.7%	12.7%	12.2%	12.8%	12.2%
General and administrative expense ratio	15.2%	19.2%	17.3%	15.9%	17.8%	15.2%	17.8%

Expense ratio	28.0%	31.8%	30.0%	28.6%	30.0%	28.0%	30.0%

Combined ratio	79.9%	92.0%	84.2%	82.8%	85.1%	79.9%	85.1%

Per Share Data
Basic earnings per share
Net income (loss)	$5.33	$4.10	$3.61	$(0.05)	$4.59	$5.33	$4.59
Operating income (loss)	$3.91	$2.21	$2.99	$3.01	$2.43	$3.91	$2.43
Diluted earnings per share
Net income (loss)	$5.23	$4.01	$3.54	$(0.05)	$4.49	$5.23	$4.49
Operating income (loss)	$3.84	$2.17	$2.93	$2.95	$2.38	$3.84	$2.38

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of March 31, 2014	As of December 31, 2013
ASSETS
Fixed maturity investments trading, at fair value	$6,068,666	$6,100,798
Equity securities trading, at fair value	834,893	699,846
Other invested assets	989,791	911,392

Total investments	7,893,350	7,712,036
Cash and cash equivalents	565,802	531,936
Restricted cash	144,570	149,393
Insurance balances receivable	839,630	664,731
Funds held	447,801	632,430
Prepaid reinsurance	331,065	340,992
Reinsurance recoverable	1,280,525	1,234,504
Accrued investment income	29,539	32,236
Net deferred acquisition costs	167,104	126,661
Goodwill	268,376	268,376
Intangible assets	48,198	48,831
Balances receivable on sale of investments	198,640	76,544
Net deferred tax assets	36,948	37,469
Other assets	82,617	89,691

TOTAL ASSETS	$12,334,165	$11,945,830

LIABILITIES
Reserve for losses and loss expenses	$5,856,798	$5,766,529
Unearned premiums	1,627,658	1,396,256
Reinsurance balances payable	160,041	173,023
Balances due on purchases of investments	171,442	104,740
Senior notes	798,573	798,499
Dividends payable	16,495	16,732
Accounts payable and accrued liabilities	86,480	170,225

TOTAL LIABILITIES	$8,717,487	$8,426,004

SHAREHOLDERS’ EQUITY
Common shares: 2014: par value CHF 12.30 per share and 2013: par value CHF 12.30 per share (2014: 33,821,752; 2013: 34,492,484 shares issued and 2014: 32,908,821; 2013: 33,417,882 shares outstanding)	410,820	$418,988
Treasury shares, at cost (2014: 912,931; 2013: 1,074,602)	(68,756)	(79,992)
Retained earnings	3,274,614	3,180,830

TOTAL SHAREHOLDERS’ EQUITY	$3,616,678	$3,519,826

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,334,165	$11,945,830

Book value per share	$109.90	$105.33
Diluted book value per share	$107.05	$102.58

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Three Months Ended

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$176,972	$137,907	$122,843	$(1,862)	$158,992	$176,972	$158,992
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Net realized (losses) gains on sales of investments	(49,756)	(32,980)	(13,183)	(24,388)	(38,533)	(49,756)	(38,533)
Mark to market adjustments	(13,956)	(31,989)	(15,562)	141,810	(46,112)	(13,956)	(46,112)
Stock compensation expense	4,240	4,687	2,716	2,571	3,995	4,240	3,995
Undistributed income of equity method investments	(2,292)	(7,610)	(1,997)	(2,316)	—	(2,292)	—
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	44,248	(22,722)	37,407	7,623	5,278	44,248	5,278
Unearned premiums, net of prepaid reinsurance	241,329	(133,430)	(57,697)	73,952	231,824	241,329	231,824
Insurance balances receivable	(174,899)	75,381	74,508	(147,121)	(156,967)	(174,899)	(156,967)
Funds held	184,629	(257,299)	12,468	(17,019)	(34,212)	184,629	(34,212)
Reinsurance balances payable	(12,982)	(20,620)	(12,241)	87,423	(17,803)	(12,982)	(17,803)
Net deferred acquisition costs	(40,443)	19,290	7,861	(11,661)	(34,141)	(40,443)	(34,141)
Net deferred tax assets	521	4,363	(1,282)	(12,813)	(2,157)	521	(2,157)
Accounts payable and accrued liabilities	(83,745)	41,457	27,061	25,179	(70,780)	(83,745)	(70,780)
Other items, net	29,230	(176)	21,628	(1,305)	14,185	29,230	14,185

Net cash provided by (used in) operating activities	303,096	(223,741)	204,530	120,073	13,569	303,096	13,569

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net (purchases) sales of investments	(191,042)	(236,042)	188,616	68,966	(98,465)	(191,042)	(98,465)
Purchases of fixed assets	(2,336)	(1,139)	(808)	(985)	(2,378)	(2,336)	(2,378)
Change in restricted cash	4,823	108,124	(63,471)	(127,346)	116,785	4,823	116,785

Net cash (used in) provided by investing activities	(188,555)	(129,057)	124,337	(59,365)	15,942	(188,555)	15,942

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	—	—	—	—	(12,981)	—	(12,981)
Dividends paid	(16,732)	(16,942)	(17,117)	—	—	(16,732)	—
Proceeds from the exercise of stock options	3,030	3,672	3,172	2,821	2,472	3,030	2,472
Share repurchases	(68,659)	(52,843)	(37,592)	(46,326)	(36,245)	(68,659)	(36,245)

Net cash used in financing activities	(82,361)	(66,113)	(51,537)	(43,505)	(46,754)	(82,361)	(46,754)

Effect of exchange rate changes on foreign currency cash	1,686	(2,200)	1,614	(5,681)	(2,055)	1,686	(2,055)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	33,866	(421,111)	278,944	11,522	(19,298)	33,866	(19,298)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	531,936	953,047	674,103	662,581	681,879	531,936	681,879

CASH AND CASH EQUIVALENTS, END OF PERIOD	$565,802	$531,936	$953,047	$674,103	$662,581	$565,802	$662,581

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended March 31, 2014

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$269,945	$134,364	$497,084	$901,393
Net premiums written	$202,740	$75,459	$493,415	$771,614
Net premiums earned	$212,123	$88,339	$229,823	$530,285

Total revenues	$212,123	$88,339	$229,823	$530,285

Expenses
Net losses and loss expenses	$141,995	$23,566	$109,725	$275,286
Acquisition costs	27,501	(947)	41,168	67,722
General and administrative expenses	37,436	24,761	18,143	80,340

Total expenses	$206,932	$47,380	$169,036	$423,348

Underwriting income	$5,191	$40,959	$60,787	$106,937

Net investment income				47,619
Net realized investment gains				54,205
Amortization of intangible assets				(633)
Interest expense				(14,534)
Foreign exchange loss				(49)

Income before income taxes				$193,545

GAAP Ratios
Loss and loss expense ratio	66.9%	26.7%	47.7%	51.9%
Acquisition cost ratio	13.0%	(1.1)%	17.9%	12.8%
General and administrative expense ratio	17.6%	28.0%	7.9%	15.2%

Expense ratio	30.6%	26.9%	25.8%	28.0%

Combined ratio	97.5%	53.6%	73.5%	79.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2013

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$256,018	$128,516	$452,547	$837,081
Net premiums written	$192,253	$77,745	$425,054	$695,052
Net premiums earned	$188,439	$84,214	$190,575	$463,228

Total revenues	$188,439	$84,214	$190,575	$463,228

Expenses
Net losses and loss expenses	$133,324	$28,935	$92,919	$255,178
Acquisition costs	23,128	(849)	34,406	56,685
General and administrative expenses	39,596	24,789	18,295	82,680

Total expenses	$196,048	$52,875	$145,620	$394,543

Underwriting (loss) income	$(7,609)	$31,339	$44,955	$68,685

Net investment income				33,388
Net realized investment gains				79,637
Amortization of intangible assets				(633)
Interest expense				(14,134)
Foreign exchange loss				(2,518)

Income before income taxes				$164,425

GAAP Ratios
Loss and loss expense ratio	70.8%	34.4%	48.8%	55.1%
Acquisition cost ratio	12.3%	(1.0)%	18.1%	12.2%
General and administrative expense ratio	21.0%	29.4%	9.6%	17.8%

Expense ratio	33.3%	28.4%	27.7%	30.0%

Combined ratio	104.1%	62.8%	76.5%	85.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended

	March 31, 2014		March 31, 2013
	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$269,945	30.0%	$256,018	30.6%
International Insurance	134,364	14.9%	128,516	15.4%
Reinsurance	497,084	55.1%	452,547	54.0%

Total	$901,393	100.0%	$837,081	100.0%

Gross Premiums Written by Underwriting Location
United States	$520,773	57.7%	$478,443	57.2%
Bermuda	229,631	25.5%	228,672	27.3%
Europe	103,336	11.5%	86,509	10.3%
Asia	46,823	5.2%	43,457	5.2%
Canada	830	0.1%	—	0.0%

Total	$901,393	100.0%	$837,081	100.0%

Direct Premiums Written by Insured Location(1)
United States	$345,849	85.5%	$338,943	88.1%
United Kingdom	18,308	4.5%	12,811	3.3%
Germany	5,483	1.4%	4,698	1.2%
Australia	4,414	1.1%	4,683	1.2%
Italy	3,490	0.9%	1,312	0.3%
All other	26,765	6.6%	22,087	5.9%

Total	$404,309	100.0%	$384,534	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended

	March 31, 2014		March 31, 2013
	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$79,235	29.4%	$66,881	26.1%
Professional liability	62,199	23.0%	63,086	24.6%
Programs	39,047	14.5%	32,942	12.9%
Healthcare	34,388	12.7%	53,522	20.9%
General property	18,978	7.0%	19,653	7.7%
Inland marine	12,093	4.5%	7,965	3.1%
Environmental	10,330	3.8%	6,613	2.6%
Other	13,675	5.1%	5,356	2.1%

Total	$269,945	100.0%	$256,018	100.0%

International Insurance
Professional liability	$37,585	28.0%	$33,159	25.8%
General property	36,627	27.3%	38,688	30.1%
Healthcare	27,201	20.2%	26,528	20.6%
General casualty	20,069	14.9%	23,964	18.6%
Trade credit	8,486	6.3%	6,177	4.9%
Aviation	2,872	2.1%	—	0.0%
Other	1,524	1.2%	—	0.0%

Total	$134,364	100.0%	$128,516	100.0%

Reinsurance
Property	$250,453	50.4%	$211,615	46.8%
Specialty	161,540	32.5%	143,396	31.6%
Casualty	85,091	17.1%	97,536	21.6%

Total	$497,084	100.0%	$452,547	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended

	March 31, 2014		March 31, 2013
	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$141,226	66.5%	$122,777	65.2%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - increase (decrease)	769	0.4%	10,547	5.6%

Net losses and loss expenses	$141,995	66.9%	$133,324	70.8%

International Insurance
Current year - non-catastrophe	$52,930	59.9%	$58,599	69.6%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - increase (decrease)	(29,364)	(33.2)%	(29,664)	(35.2)%

Net losses and loss expenses	$23,566	26.7%	$28,935	34.4%

Reinsurance
Current year - non-catastrophe	$129,991	56.5%	$117,872	61.9%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - increase (decrease)	(20,266)	(8.8)%	(24,953)	(13.1)%

Net losses and loss expenses	$109,725	47.7%	$92,919	48.8%

Consolidated
Current year - non-catastrophe	$324,147	61.1%	$299,248	64.6%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - increase (decrease)	(48,861)	(9.2)%	(44,070)	(9.5)%

Net losses and loss expenses	$275,286	51.9%	$255,178	55.1%

(1) “NPE” means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended March 31, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

U.S. Insurance
General casualty	$(2.9)	$—	$—	$(0.5)	$(2.3)	$0.3	$(0.1)	$2.0	$—	$—	$(3.5)
Programs	—	—	—	1.0	1.6	(3.0)	—	(1.0)	(0.2)	—	(1.6)
General property	—	—	—	—	—	—	—	—	—	—	—
Healthcare	(0.2)	—	—	(0.3)	0.2	2.0	—	4.3	1.8	—	7.8
Professional liability	—	—	—	—	—	0.4	—	(0.5)	(1.2)	—	(1.3)
Inland Marine	—	—	—	—	—	—	—	(0.3)	(0.3)	—	(0.6)
Environmental	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Total	$(3.1)	$—	$—	$0.2	$(0.5)	$(0.3)	$(0.1)	$4.5	$0.1	$—	$0.8

International Insurance
General casualty	$4.4	$(0.7)	$(1.3)	$(2.1)	$(4.1)	$(2.7)	$(4.7)	$(0.1)	$—	$—	$(11.3)
General property	(0.3)	0.3	(0.1)	(1.0)	(0.3)	(0.5)	0.5	(3.2)	(2.3)	(4.2)	(11.1)
Professional liability	(0.2)	(0.9)	(0.3)	(13.7)	(0.6)	(2.6)	(0.1)	(0.4)	(0.1)	—	(18.9)
Healthcare	—	(1.0)	(0.9)	(1.0)	(0.8)	—	—	(0.3)	—	16.0	12.0
Trade Credit	—	—	—	—	—	—	(0.1)	(1.0)	1.0	—	(0.1)
Aviation	—	—	—	—	—	—	—	—	—	—	—

Total	$3.9	$(2.3)	$(2.6)	$(17.8)	$(5.8)	$(5.8)	$(4.4)	$(5.0)	$(1.4)	$11.8	$(29.4)

Reinsurance
Property	$—	$—	$(0.1)	$(0.2)	$(0.3)	$(0.1)	$0.6	$(0.7)	$(1.7)	$(13.7)	$(16.2)
Casualty	(1.4)	0.6	(1.3)	(1.9)	(1.4)	0.2	0.8	0.9	0.7	2.2	(0.6)
Specialty	—	0.2	—	—	—	0.1	0.1	—	(1.1)	(2.8)	(3.5)

Total	$(1.4)	$0.8	$(1.4)	$(2.1)	$(1.7)	$0.2	$1.5	$0.2	$(2.1)	$(14.3)	$(20.3)

Consolidated
U.S. insurance	$(3.1)	$—	$—	$0.2	$(0.5)	$(0.3)	$(0.1)	$4.5	$0.1	$—	$0.8
International insurance	3.9	(2.3)	(2.6)	(17.8)	(5.8)	(5.8)	(4.4)	(5.0)	(1.4)	11.8	(29.4)
Reinsurance	(1.4)	0.8	(1.4)	(2.1)	(1.7)	0.2	1.5	0.2	(2.1)	(14.3)	(20.3)

Total	$(0.6)	$(1.5)	$(4.0)	$(19.7)	$(8.0)	$(5.9)	$(3.0)	$(0.3)	$(3.4)	$(2.5)	$(48.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.4)	$(0.3)	$—	$(3.3)	$(1.7)	$(0.2)	$—	$1.2	$—	$(4.7)
Programs	—	—	—	—	(1.6)	0.1	(0.6)	(0.9)	(0.4)	1.4	(2.0)
General property	—	—	—	—	—	—	(1.4)	2.3	(0.1)	2.0	2.8
Healthcare	(0.1)	(0.3)	(0.9)	(1.0)	(0.8)	(2.6)	0.1	(0.6)	3.0	6.8	3.6
Professional liability	—	(0.5)	(0.9)	(0.5)	(1.2)	0.5	(0.6)	(0.9)	0.8	13.3	10.0
Other	—	—	—	—	—	—	—	—	—	0.8	0.8

Total	$(0.1)	$(1.2)	$(2.1)	$(1.5)	$(6.9)	$(3.7)	$(2.7)	$(0.1)	$4.5	$24.3	$10.5

International Insurance
General casualty	$(0.3)	$3.1	$(5.6)	$(3.4)	$(6.3)	$(2.7)	$(2.9)	$(0.2)	$0.2	$0.9	$(17.2)
General property	—	—	—	(0.4)	0.3	(0.6)	0.2	(1.3)	(7.9)	(3.2)	(12.9)
Professional liability	(0.1)	(0.3)	(1.2)	(1.5)	(5.4)	0.3	(0.4)	(0.3)	—	—	(8.9)
Healthcare	(0.1)	(0.1)	(0.4)	(0.7)	8.6	(4.1)	6.7	(0.7)	0.1	—	9.3

Total	$(0.5)	$2.7	$(7.2)	$(6.0)	$(2.8)	$(7.1)	$3.6	$(2.5)	$(7.6)	$(2.3)	$(29.7)

Reinsurance
Property	$—	$—	$(1.8)	$—	$—	$(0.1)	$(0.1)	$(2.3)	$(7.0)	$(12.9)	$(24.2)
Casualty	0.5	(0.1)	(0.2)	(0.1)	(2.2)	(2.5)	(0.3)	0.2	—	—	(4.7)
Specialty	—	—	(0.1)	(0.1)	—	(0.4)	(0.6)	(0.1)	1.5	3.8	4.0

Total	$0.5	$(0.1)	$(2.1)	$(0.2)	$(2.2)	$(3.0)	$(1.0)	$(2.2)	$(5.5)	$(9.1)	$(24.9)

Consolidated
U.S. insurance	$(0.1)	$(1.2)	$(2.1)	$(1.5)	$(6.9)	$(3.7)	$(2.7)	$(0.1)	$4.5	$24.3	$10.5
International insurance	(0.5)	2.7	(7.2)	(6.0)	(2.8)	(7.1)	3.6	(2.5)	(7.6)	(2.3)	(29.7)
Reinsurance	0.5	(0.1)	(2.1)	(0.2)	(2.2)	(3.0)	(1.0)	(2.2)	(5.5)	(9.1)	(24.9)

Total	$(0.1)	$1.4	$(11.4)	$(7.7)	$(11.9)	$(13.8)	$(0.1)	$(4.8)	$(8.6)	$12.9	$(44.1)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of March 31, 2014

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$499,464	$286,724	$459,003	$1,245,191
IBNR (net of reinsurance recoverable)	1,106,353	1,170,945	1,053,784	3,331,082

Total	$1,605,817	$1,457,669	$1,512,787	$4,576,273

IBNR/Total reserves (net of reinsurance recoverable)	68.9%	80.3%	69.7%	72.8%

	As of December 31, 2013

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$494,164	$332,382	$468,525	$1,295,071
IBNR (net of reinsurance recoverable)	1,066,119	1,149,402	1,021,433	3,236,954

Total	$1,560,283	$1,481,784	$1,489,958	$4,532,025

IBNR/Total reserves (net of reinsurance recoverable)	68.3%	77.6%	68.6%	71.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REINSURANCE RECOVERABLE

	March 31, 2014				December 31, 2013

Top Ten Reinsurers	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral

Munich Re	A+	$228,275	17.8%	$59,275	A+	$214,070	17.3%	$57,621
Axis Capital	A+	146,329	11.6%	7,506	A+	143,063	11.6%	6,485
Arch Re	A+	141,996	11.1%	3,588	A+	143,037	11.6%	3,588
Platinum Underwriters	A	97,857	7.6%	—	A	98,811	8.0%	—
Markel	A	88,664	6.9%	38,889	A	86,462	7.0%	39,292
Odyssey Reinsurance Company	A	74,640	5.8%	—	A	77,023	6.2%	—
XL Group	A	72,985	5.7%	—	A	68,857	5.6%	27,048
National Indemnity Company	A++	61,361	4.8%	—	A++	61,547	5.0%	—
Swiss Re	A+	53,723	4.2%	—	A+	50,588	4.1%	—
Transatlantic Holdings, Inc.	A	52,966	4.1%	—	A	50,125	4.1%	—

Top ten reinsurers		1,018,796	79.6%	109,258		993,583	80.5%	134,034
Other reinsurers’ balances		261,729	20.4%	22,171		240,921	19.5%	19,546

Total reinsurance recoverable		$1,280,525	100.0%	$131,429		$1,234,504	100.0%	$153,580

A.M Best Rating		Reinsurance Recoverable	Percentage	Collateral		Reinsurance Recoverable	Percentage	Collateral

A++		$77,421	6.0%	$886		$76,994	6.2%	$637
A+		688,789	53.9%	78,818		652,440	53.0%	79,291
A		500,821	39.1%	43,274		486,989	39.4%	72,959
A-		2,126	0.2%	—		1,750	0.1%	—

Total “A-” or higher		1,269,157	99.2%	122,978		1,218,173	98.7%	152,887
B++		3,075	0.2%	693		2,830	0.2%	693
NR		8,293	0.6%	7,758		13,501	1.1%	—

Total reinsurance recoverable		$1,280,525	100.0%	$131,429		$1,234,504	100.0%	$153,580

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

PROBABLE MAXIMUM LOSSES

		Consolidated Estimated Net Loss					Consolidated Estimated Net Loss

		1-in-100 Year	1-in-250 Year				1-in-100 Year	1-in-250 Year
			($ in millions)				($ in millions)

Zone	Peril	PML	PML	Zone		Peril	PML	PML

U.S. total	Hurricane	$ 630	$ 805	U.S. Southeast	(1)	Hurricane	$ 479	$ 651

U.S. total	Earthquake	$ 401	$ 551	U.S. Gulf Coast	(2)	Hurricane	$ 316	$ 464

				U.S. Northeast	(3)	Hurricane	$ 247	$ 448

				California		Earthquake	$ 361	$ 494

				(1) Florida, Georgia, North Carolina and South Carolina. (2) Alabama, Louisiana, Mississippi and Texas. (3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.

The above tables show our largest Probable Maximum Losses (“PMLs”) from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at March 1, 2014. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

We develop the estimates of losses expected from certain catastrophes for our portfolio of insurance and reinsurance contracts using commercially available catastrophe models, including RMS and AIR. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and susceptibility to damage of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. If the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact us. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company’s business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of March 31, 2014						As of December 31, 2013

	Fair Value	Average Rating	Portfolio Percentage	Investment Grade	Non-Investment Grade	Total	Fair Value
Cash and cash equivalents	$710,372	AAA	8.3%	$710,372	$—	$710,372	$681,329
U.S. government securities	1,135,246	AA+	13.1%	1,135,246	—	1,135,246	1,370,089
U.S. government agencies	341,217	AA+	4.0%	341,217	—	341,217	306,700
Non-U.S. government and government agencies	182,415	AA+	2.1%	182,415	—	182,415	191,776
State, municipalities and political subdivisions	230,669	AA	2.7%	230,669	—	230,669	231,555
Mortgage-backed securities:
Agency MBS	701,997	AA+	8.2%	701,997	—	701,997	725,515
Non-agency RMBS	115,406	B	1.3%	30,312	85,094	115,406	275,820
CMBS	486,727	BBB+	5.7%	314,396	172,331	486,727	291,167

Total mortgage-backed securities	1,304,130		15.2%	1,046,705	257,425	1,304,130	1,292,502
Corporate securities(1):
Financials	1,097,649	A	12.8%	1,053,100	44,549	1,097,649	958,794
Industrials	1,116,004	BBB	13.0%	817,669	298,335	1,116,004	1,174,047
Utilities	96,807	BBB+	1.1%	93,162	3,645	96,807	69,426

Total corporate securities	2,310,460		26.9%	1,963,931	346,529	2,310,460	2,202,267
Asset-backed securities:
Credit cards	13,097	AAA	0.2%	13,097	—	13,097	20,945
Auto receivables	14,420	AAA	0.2%	14,420	—	14,420	18,513
Student Loans	154,714	AA+	1.8%	154,714	—	154,714	151,507
Collateralized loan obligations	315,860	AA	3.7%	291,179	24,681	315,860	251,233
Other	66,438	AA+	0.8%	63,703	2,735	66,438	63,711

Total asset-backed securities	564,529		6.6%	537,113	27,416	564,529	505,909
Equities	834,893	N/A	9.7%	—	834,893	834,893	699,846
Other invested assets:
Private equity	235,808	N/A	2.7%	—	235,808	235,808	216,825
Hedge funds	571,259	N/A	6.6%	—	571,259	571,259	515,298
Other private securities	149,804	N/A	1.7%	—	149,804	149,804	147,311
High yield loan fund	32,920	N/A	0.4%	—	32,920	32,920	31,958

Total other invested assets	989,791		11.4%	—	989,791	989,791	911,392

Total investment portfolio	$8,603,722		100.0%	$6,147,668	$2,456,054	$8,603,722	$8,393,365

Annualized book yield, year to date	2.3%						1.6%
Duration(2)	2.3 years						2.4 years
Average credit quality (S&P)	AA-						AA-

(1) Includes floating rate bank loans.

(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended

	March 31, 2014	March 31, 2013
NET INVESTMENT INCOME
Fixed maturity investments	$36,299	$32,525
Equity securities	3,253	3,199
Other invested assets: hedge funds and private equity	3,992	1,464
Other invested assets: other private securities	7,416	—
Cash and cash equivalents	439	488
Expenses	(3,780)	(4,288)

Net investment income	$47,619	$33,388

NET REALIZED INVESTMENT GAINS
Net realized gains on sale:
Fixed maturity investments	$7,458	$21,926
Equity securities	36,208	9,796
Other invested assets: hedge funds and private equity	6,378	5,562
Mark-to-market gains (losses):
Fixed maturity investments	22,455	(16,475)
Equity securities	(21,605)	32,973
Other invested assets: hedge funds and private equity	16,230	26,832
Net realized and unrealized (losses) on derivatives	(12,919)	(977)

Net realized investment gains	$54,205	$79,637

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$101,824	$113,025

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$47,619	$33,388
Annualized net investment income	190,476	133,552
Average aggregate invested assets, at cost	$8,290,100	$8,202,863

Annualized investment book yield	2.3%	1.6%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$101,824	$113,025
Average aggregate invested assets, at fair value	$8,498,045	$8,471,639

Financial statement portfolio return	1.2%	1.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:

Fund Details	Carrying Value March 31, 2014	Unfunded Commitments	Corporate		Fair Value March 31, 2014	Portfolio Percentage

Private Equity:			Bank of America Corp		$60,630	0.7%
Primary and secondary	$144,582	$262,450	JPMorgan Chase & Co		59,217	0.7%
Mezzanine debt	81,474	182,562	Morgan Stanley		58,228	0.7%
Distressed	9,752	5,249	General Electric Co		54,928	0.6%

Total private equity	235,808	450,261	Mitsubishi UFJ Financial Group		43,776	0.5%

Hedge Funds:			Verizon Communications Inc		39,239	0.5%
Distressed	161,033	—	Wells Fargo & Co		34,855	0.4%
Equity long/short	163,964	—	Citigroup Inc		33,925	0.4%
Multi-strategy	122,584	—	BNP Paribas SA		33,846	0.4%
Global macro	—	—	American Express Co		32,275	0.4%
Event driven	6,407	—
Relative value credit	117,271	—

Total hedge funds	571,259	—

Other private securities	149,804	—
High yield loan fund	32,920	—

Total other invested assets	$989,791	$450,261

Fixed Income Credit Quality:	March 31, 2014		December 31, 2013

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,476,463	24.3%	$1,676,789	27.5%
AAA/Aaa	813,875	13.4%	755,360	12.4%
AA/Aa	1,447,524	23.9%	1,458,497	23.9%
A/A	1,117,141	18.4%	1,022,281	16.8%
BBB/Baa	582,294	9.6%	533,238	8.7%

Total BBB/Baa and above	5,437,297	89.6%	5,446,165	89.3%
BB/Bb	85,118	1.4%	195,653	3.2%
B/B	377,607	6.2%	329,267	5.4%
CCC+ and below	168,644	2.8%	129,713	2.1%

Total	$6,068,666	100.0%	$6,100,798	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - MARCH 31, 2014
			Sovereign Guarantee		Mortgage-Backed Securities			Asset-	Corporate Securities
Region	Country	Sovereign*	Financial Institutions	State and Municipalities	Agency MBS	MBS	CMBS	Backed Securities	Financials	Industrials	Utilities	Equity Securities	Total Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,233	$—	$1,051	$7,284

Australia	Australia	—	40,303	—	—	—	—	—	44,569	15,017	—	1,848	101,737

	Total	—	40,303	—	—	—	—	—	44,569	15,017	—	1,848	101,737

Europe	Austria	—	—	—	—	—	—	—	—	—	—	133	133
	Belgium	—	—	—	—	—	—	—	—	16,212	—	3,285	19,497
	Denmark	—	—	—	—	—	—	—	—	—	—	2,007	2,007
	Finland	—	—	—	—	—	—	—	—	—	—	1,102	1,102
	France	—	—	—	—	—	—	1,442	53,562	27,436	10,144	29,243	121,827
	Germany	30,872	859	—	—	—	—	1,496	4,183	10,610	—	57,737	105,757
	Ireland	—	—	—	—	—	—	6,350	—	278	—	1,328	7,956
	Italy	—	—	—	—	—	—	—	512	—	—	5,601	6,113
	Luxembourg	—	—	—	—	—	—	3,730	—	13,960	—	172	17,862
	Netherlands	—	34,551	—	—	—	—	864	55,064	14,524	—	5,110	110,113
	Norway	—	—	—	—	—	—	—	20,989	2,750	—	857	24,596
	Poland	—	—	—	—	—	—	—	—	—	—	620	620
	Portugal	—	—	—	—	—	—	—	—	—	—	659	659
	Spain	—	—	—	—	—	—	—	4,741	10,285	—	847	15,873
	Sweden	5,886	—	—	—	—	—	—	35,936	—	—	7,291	49,113
	Switzerland	2,374	—	—	—	—	—	—	7,102	846	—	16,685	27,007
	United Kingdom	26,657	—	—	—	10,236	—	—	64,194	88,842	167	28,012	218,108

	Total	65,789	35,410	—	—	10,236	—	13,882	246,283	185,743	10,311	160,689	728,343

Latin America	Brazil	2,895	—	—	—	—	—	—	1,601	10,698	—	445	15,639
	Chile	—	—	—	—	—	—	—	196	—	—	—	196
	Mexico	24,606	—	—	—	—	—	—	—	309	—	453	25,368
	Panama	—	—	—	—	—	—	—	—	—	—	1,521	1,521

	Total	27,501	—	—	—	—	—	—	1,797	11,007	—	2,419	42,724

North America	Canada	57,481	—	—	—	—	—	—	52,940	32,805	7,277	10,938	161,441
	Cayman Islands	—	—	—	—	—	—	246,737	—	1,063	—	—	247,800
	United States	1,502,374	—	230,669	701,997	105,170	486,727	303,910	632,209	852,879	76,031	527,544	5,419,510

	Total	1,559,855	—	230,669	701,997	105,170	486,727	550,647	685,149	886,747	83,308	538,482	5,828,751

Asia / Middle	China	—	—	—	—	—	—	—	—	1,152	—	37,038	38,190
	Hong Kong	—	—	—	—	—	—	—	—	—	—	1,353	1,353
	Israel	—	—	—	—	—	—	—	—	1,097	—	196	1,293
	Japan	—	—	—	—	—	—	—	31,528	5,759	—	89,121	126,408
	Kyrgyzstan	—	—	—	—	—	—	—	—	—	—	116	116
	Macau	—	—	—	—	—	—	—	—	—	—	379	379
	Malaysia	—	—	—	—	—	—	—	—	—	—	1,026	1,026
	Qatar	—	—	—	—	—	—	—	7,054	240	—	—	7,294
	South Korea	4,874	—	—	—	—	—	—	5,693	—	3,188	—	13,755
	Taiwan	—	—	—	—	—	—	—	—	3,009	—	645	3,654
	Thailand	—	—	—	—	—	—	—	—	—	—	530	530

	UAE	—	—	—	—	—	—	—	721	—	—	—	721

	Total	4,874	—	—	—	—	—	—	44,996	11,257	3,188	130,404	194,719

	Grand Total	$1,658,019	$75,713	$230,669	$701,997	$115,406	$486,727	$564,529	$1,022,79	$1,116,004	$96,807	$834,893	$6,903,558

*Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share (1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2013	$36,245	432,117	$83.88	$94.55	88.7%
June 30, 2013	46,326	508,328	91.13	96.34	94.6%
September 30, 2013	40,574	427,388	94.93	97.67	97.2%
December 31, 2013	51,540	480,311	107.31	100.87	106.4%

Total - 2013	$174,685	1,848,144	$94.52	$97.59	96.9%

Three Months Ended:
March 31, 2014	$68,659	670,732	$102.36	$104.82	97.7%

Total - 2014	$68,659	670,732	$102.36	$104.82	97.7%	$166,887

    (1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of March 31, 2014		As of December 31, 2013

Senior notes	$798,573		$798,499
Shareholders’ equity	3,616,678		3,519,826

Total capitalization	$4,415,251		$4,318,325

Leverage ratios
Debt to total capitalization	18.1%		18.5%

Net premiums written (trailing 12 months)	$2,197,043		$2,120,481
Net premiums written (trailing 12 months) to shareholders’ equity	0.61	x	0.60 x

Total investments and cash & cash equivalents	$8,603,722		$8,393,365
Total investments and cash & cash equivalents to shareholders’ equity	2.38	x	2.38 x

Reserve for losses and loss expenses	$5,856,798		$5,766,529
Deduct: reinsurance recoverable	(1,280,525)		(1,234,504)

Net reserve for losses and loss expenses	$4,576,273		4,532,025
Net reserve for losses and loss expenses to shareholders’ equity	1.27	x	1.29 x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended						Three Months Ended

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013		March 31, 2013	March 31, 2014	March 31, 2013

Net income (loss)	$176,972	$137,907	$122,843	$(1,862)		$158,992	$176,972	$158,992
Add after tax effect of:
Net realized investment (gains) losses	(47,164)	(64,027)	(25,395)	104,897		(77,342)	(47,164)	(77,342)
Foreign exchange loss	49	658	4,353	490		2,518	49	2,518

Operating income (loss)	$129,857	$74,538	$101,801	$103,525		$84,168	$129,857	$84,168

Weighted average common shares outstanding
Basic	33,181,729	33,604,985	33,991,359	34,422,553		34,613,606	33,181,729	34,613,606
Diluted	33,861,554	34,376,604	34,728,193	35,136,296	*	35,431,843	33,861,554	35,431,843

Basic per share data
Net income (loss)	$5.33	$4.10	$3.61	$(0.05)		$4.59	$5.33	$4.59
Add after tax effect of:
Net realized investment (gains) losses	(1.42)	(1.91)	(0.75)	3.05		(2.23)	(1.42)	(2.23)
Foreign exchange loss	0.00	0.02	0.13	0.01		0.07	0.00	0.07

Operating income (loss)	$3.91	$2.21	$2.99	$3.01		$2.43	$3.91	$2.43

Diluted per share data
Net income (loss)	$5.23	$4.01	$3.54	$(0.05)	*	$4.49	$5.23	$4.49
Add after tax effect of:
Net realized investment (gains) losses	(1.39)	(1.86)	(0.73)	2.99		(2.18)	(1.39)	(2.18)
Foreign exchange loss	0.00	0.02	0.12	0.01		0.07	0.00	0.07

Operating income (loss)	$3.84	$2.17	$2.93	$2.95		$2.38	$3.84	$2.38

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Three Months Ended

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013

Opening shareholders’ equity	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,519,826	$3,326,335
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—

Adjusted opening shareholders’ equity	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,519,826	$3,326,335

Closing shareholders’ equity	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,616,678	$3,431,963
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—

Adjusted closing shareholders’ equity	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,616,678	$3,431,963

Average adjusted shareholders’ equity	$3,568,252	$3,481,877	$3,408,579	$3,402,596	$3,379,149	$3,568,252	$3,379,149

Net income (loss) available to shareholders	$176,972	$137,907	$122,843	$(1,862)	$158,992	$176,972	$158,992

Annualized net income (loss) available to shareholders	$707,888	$551,628	$491,372	$(7,448)	$635,968	$707,888	$635,968

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	19.8%	15.8%	14.4%	(0.2)%	18.8%	19.8%	18.8%

Operating income (loss) available to shareholders	$129,857	$74,538	$101,801	$103,525	$84,168	$129,857	$84,168

Annualized operating income (loss) available to shareholders	$519,428	$298,152	$407,204	$414,100	$336,672	$519,428	$336,672

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	14.6%	8.6%	11.9%	12.2%	10.0%	14.6%	10.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of March 31, 2014	As of December 31, 2013	As of March 31, 2013

Price per share at period end	$103.19	$112.81	$	92.72

Total shareholders’ equity	$3,616,678	$3,519,826	$	3,431,963

Basic common shares outstanding	32,908,821	33,417,882		34,626,361

Add: unvested restricted stock units	174,415	47,899		91,159

Add: performance based equity awards	207,092	268,173		272,062

Add: employee purchase plan	5,572	18,532		5,616

Add: dilutive options outstanding	920,101	976,104		1,166,137
Weighted average exercise price per share	$48.33	$48.22	$	47.34
Deduct: options bought back via treasury method	(430,938)	(417,229)		(595,451)

Common shares and common share equivalents outstanding	33,785,063	34,311,361		35,565,884

Basic book value per common share	$109.90	$105.33	$	99.11
Year-to-date percentage change in basic book value per common share	4.3%	6.3%

Diluted book value per common share	$107.05	$102.58	$	96.50
Year-to-date percentage change in diluted book value per common share	4.4%	6.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 25 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 26 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 25 for the reconciliation of net income to operating income and page 26 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 27 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 20 for the calculation of annualized investment book yield.